Exhibit 99

The Approved Portfolio and the Trust Portfolio

The BBD Credit Card Portfolio

The BBD credit card portfolio is primarily comprised of VISA, MasterCard and American Express accounts originated by BBD. BBD has selected a subset of the BBD credit card portfolio for securitization eligibility purposes (referred to in this prospectus as the “Approved Portfolio”). The Approved Portfolio consists of credit card assets arising in both co-branded and non co-branded credit card accounts. The Trust Portfolio is comprised of receivables arising in accounts that have been selected from the Approved Portfolio. Additional portfolios may be designated to the Approved Portfolio from time to time upon satisfaction of the note rating agency condition.

The tables below contain performance information, as of the date indicated, for the receivables in both the Approved Portfolio and the Trust Portfolio. The composition of accounts and the concentration of certain accounts comprising each of the Approved Portfolio and the Trust Portfolio is different and the performance metrics of the receivables related to the Approved Portfolio are not necessarily indicative of how the receivables in the Trust Portfolio will perform, and vice-versa.

As of the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013, the Approved Portfolio consisted of receivables totalling approximately $21.670 billion, $20.227 billion, $18.223 billion and $15.620 billion, respectively.

The Trust Portfolio

General

The receivables conveyed to the Trust Portfolio arise in accounts selected from the Approved Portfolio based on the eligibility criteria specified in the transfer agreement as well as other criteria that the transferor may choose from time to time as applied on the initial selection date and subsequent selection dates. Subject to those eligibility requirements and applicable regulatory guidelines, the decision regarding the method of selection of accounts to be designated for addition to the Trust Portfolio resides at the discretion of the transferor.

The following tables set forth performance information for the receivables in the Approved Portfolio and the Trust Portfolio for each of the periods shown below (there may be immaterial variances between the performance information for the receivables in the Trust Portfolio set forth in the following tables, which is generated from TSYS at the individual account level, and the performance information for the receivables in the Trust Portfolio set forth in the issuing entity’s monthly reports on Form 10-D, which is generated from TSYS at the Trust Portfolio level). The composition of the Trust Portfolio is expected to change over time as credit card accounts arising in co-branded and non co-branded programs that are not already part of the Trust Portfolio may be added to the Trust Portfolio or credit card accounts arising in co-branded and non co-branded programs that are already part of the Trust Portfolio may be removed from the Trust Portfolio in the future. The composition of the Approved Portfolio may change over time as additional portfolios, upon satisfaction of the note rating agency condition, may become part of the Approved Portfolio and portfolios that are already part of the Approved Portfolio may be removed from the Approved Portfolio in the future.

1

Delinquency and Loss Experience

Because it’s typical for new accounts to initially exhibit lower delinquency rates and credit losses, to the extent that the growth of the Trust Portfolio is attributable to new accounts, the Trust Portfolio may have significantly lower charge-off and delinquency rates. However, as the proportion of new accounts to seasoned accounts becomes smaller, this effect should be lessened. As seasoning occurs or if new account origination slows, the charge-off rates and delinquencies are expected to increase over time.

The delinquency and gross loss rates at any time reflect, among other factors, the quality of the credit card receivables, the average seasoning of the accounts, the success of the servicer’s collection efforts, the mix of different co-branded and non co-branded programs in the Approved Portfolio and the Trust Portfolio and general economic conditions.

Gross principal losses represent the arithmetic sum of all principal receivables in the respective portfolio that were charged-off during the periods indicated in the tables below. Recoveries are collections received in respect of defaulted accounts during the periods indicated in the tables below. Recoveries are treated as Finance Charge Collections. Net losses are an amount equal to gross principal losses minus recoveries, each for the applicable period.

The receivables outstanding on the accounts consist of all amounts borrowed by the obligors as posted to the accounts as of the date shown. For each billing cycle an obligor must pay at least the minimum payment due shown on the monthly statement by the end of such billing cycle, otherwise, the related account is considered delinquent until the requisite payment is made or all principal receivables are charged-off. Receivables related to an account are deemed delinquent the date the account is deemed delinquent.

The following tables set forth the delinquency and loss experience for the Approved Portfolio and the Trust Portfolio for each of the periods shown. There can be no assurance that the delinquency and loss experience for the receivables in the future will be similar to the historical experience set forth below.

Prior to August 2012, the amount of principal receivables outstanding could not be determined without unreasonable effort or expense. For the Approved Portfolio, at or prior to August 2012, the amount of receivables delinquent for more than 180 days and the number of accounts delinquent for more than 180 days, could not separately be determined without unreasonable effort or expense and therefore, to the extent applicable, are included in the 151-180 days bucket. For the Approved Portfolio, the loss experience tables are based on total receivables outstanding for all the periods as well as on principal receivables outstanding for periods starting August 2012. For the Trust Portfolio, the loss experience tables are based on principal receivables outstanding for periods starting August 2012.

2

Delinquencies by Receivables as a Percentage of the Approved Portfolio(1)(2)

	At Year End

	2016		2015		2014

	Receivables	Percentage of Total Receivables Outstanding	Receivables	Percentage of Total Receivables Outstanding	Receivables	Percentage of Total Receivables Outstanding

Total Receivables Outstanding	$21,670,152,755	100.00%	$20,227,365,043	100.00%	$18,223,041,081	100.00%
Receivables Delinquent:
31-60 days	$176,271,545	0.81%	$136,620,854	0.68%	$115,041,842	0.63%
61-90 days	$136,195,770	0.63%	$105,824,855	0.52%	$88,327,370	0.48%
91-120 days	$116,209,760	0.54%	$85,938,976	0.42%	$71,417,844	0.39%
121-150 days	$98,984,428	0.46%	$74,921,336	0.37%	$58,194,284	0.32%
151-180 days	$87,434,922	0.40%	$65,700,852	0.32%	$52,144,343	0.29%
180+ days	$27,708	0.00%	$36,269	0.00%	$20,126	0.00%

TOTAL	$615,124,133	2.84%	$469,043,142	2.32%	$385,145,809	2.11%

	At Year End

	2013		2012

	Receivables	Percentage of Total Receivables Outstanding	Receivables	Percentage of Total Receivables Outstanding

Total Receivables Outstanding	$15,620,497,762	100.00%	$10,378,960,088	100.00%
Receivables Delinquent:
31-60 days	$98,979,842	0.63%	$76,115,892	0.73%
61-90 days	$76,737,287	0.49%	$61,990,102	0.60%
91-120 days	$58,836,053	0.38%	$47,648,608	0.46%
121-150 days	$48,373,066	0.31%	$38,854,737	0.37%
151-180 days	$41,752,874	0.27%	$32,697,364	0.32%
180+ days	$621	0.00%	$1,911	0.00%

TOTAL	$324,679,742	2.08%	$257,308,614	2.48%

(1)	The percentages are calculated by dividing the amount of delinquent receivables by the end of the period total receivables outstanding for the applicable period.
(2)	End of the period is as of the last business day of the applicable period.

3

Delinquencies by Receivables as a Percentage of the Trust Portfolio(1)(2)

	At Year End

	2016		2015		2014

	Receivables	Percentage of Total Receivables Outstanding	Receivables	Percentage of Total Receivables Outstanding	Receivables	Percentage of Total Receivables Outstanding

Total Receivables Outstanding	$7,845,856,173	100.00%	$8,250,149,377	100.00%	$7,199,578,090	100.00%
Receivables Delinquent:
31-60 days	$50,299,733	0.64%	$48,226,032	0.58%	$41,881,067	0.58%
61-90 days	$38,036,764	0.48%	$36,652,697	0.44%	$32,262,090	0.45%
91-120 days	$31,873,246	0.41%	$29,543,567	0.36%	$25,965,999	0.36%
121-150 days	$27,539,759	0.35%	$26,085,379	0.32%	$21,727,212	0.30%
151-180 days	$23,775,994	0.30%	$23,216,961	0.28%	$19,849,935	0.28%
180+ days	$25,925	0.00%	$24,600	0.00%	$1,218	0.00%

TOTAL	$171,551,422	2.19%	$163,749,236	1.98%	$141,687,520	1.97%

	At Year End

	2013		2012

	Receivables	Percentage of Total Receivables Outstanding	Receivables	Percentage of Total Receivables Outstanding

Total Receivables Outstanding	$4,848,871,830	100.00%	$2,027,774,160	100.00%
Receivables Delinquent:
31-60 days	$29,025,600	0.60%	$11,467,258	0.57%
61-90 days	$22,672,944	0.47%	$9,656,111	0.48%
91-120 days	$17,789,062	0.37%	$7,254,290	0.36%
121-150 days	$14,724,303	0.30%	$6,543,526	0.32%
151-180 days	$12,578,901	0.26%	$5,552,946	0.27%
180+ days	—	—	—	—

TOTAL	$96,790,811	2.00%	$40,474,130	2.00%

(1)	The percentages are calculated by dividing the amount of delinquent receivables by the end of the period total receivables outstanding for the applicable period.
(2)	End of the period is as of the last business day of the applicable period.

4

Delinquencies by Accounts as a Percentage of the Approved Portfolio(1)(2)

	At Year End

	2016		2015		2014

	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Accounts Outstanding	10,472,256	100.00%	10,377,531	100.00%	9,901,345	100.00%
Accounts Delinquent:
31-60 days	59,187	0.57%	50,578	0.49%	44,544	0.45%
61-90 days	43,715	0.42%	36,161	0.35%	31,521	0.32%
91-120 days	36,014	0.34%	28,518	0.27%	24,308	0.25%
121-150 days	29,737	0.28%	24,122	0.23%	19,554	0.20%
151-180 days	26,119	0.25%	20,781	0.20%	16,658	0.17%
180+ days	2	0.00%	6	0.00%	7	0.00%

TOTAL	194,774	1.86%	160,166	1.54%	136,592	1.38%

	At Year End

	2013		2012

	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Accounts Outstanding	8,962,849	100.00%	6,312,473	100.00%
Accounts Delinquent:
31-60 days	35,068	0.39%	27,253	0.43%
61-90 days	24,830	0.28%	19,680	0.31%
91-120 days	18,348	0.20%	15,019	0.24%
121-150 days	14,505	0.16%	11,758	0.19%
151-180 days	12,245	0.14%	9,879	0.16%
180+ days	1	0.00%	2	0.00%

TOTAL	104,997	1.17%	83,591	1.32%

(1)	The percentages are calculated by dividing the number of delinquent accounts by the end of the period total accounts outstanding for the applicable period.
(2)	End of the period is as of the last business day of the applicable period.

5

Delinquencies by Accounts as a Percentage of the Trust Portfolio(1)(2)

	At Year End

	2016		2015		2014

	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Accounts Outstanding	3,578,619	100.00%	3,650,344	100.00%	3,102,042	100.00%
Accounts Delinquent:
31-60 days	12,615	0.35%	13,807	0.38%	13,263	0.43%
61-90 days	9,055	0.25%	9,650	0.26%	9,324	0.30%
91-120 days	7,156	0.20%	7,615	0.21%	7,120	0.23%
121-150 days	6,017	0.17%	6,499	0.18%	5,859	0.19%
151-180 days	5,226	0.15%	5,674	0.16%	5,075	0.16%
180+ days	1	0.00%	2	0.00%	1	0.00%

TOTAL	40,070	1.12%	43,247	1.18%	40,642	1.31%

	At Year End

	2013		2012

	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Accounts Outstanding	2,055,927	100.00%	821,261	100.00%
Accounts Delinquent:
31-60 days	8,816	0.43%	3,745	0.46%
61-90 days	6,330	0.31%	2,613	0.32%
91-120 days	4,742	0.23%	2,014	0.25%
121-150 days	3,953	0.19%	1,709	0.21%
151-180 days	3,266	0.16%	1,454	0.18%
180+ days	—	—	—	—

TOTAL	27,107	1.32%	11,535	1.40%

(1)	The percentages are calculated by dividing the number of delinquent accounts by the end of the period total accounts outstanding for the applicable period.
(2)	End of the period is as of the last business day of the applicable period.

6

Loss Experience of the Approved Portfolio

	Year Ended

	2016	2015	2014	2013	2012

Average Total Receivables Outstanding(1)	$20,203,057,295	$18,629,875,189	$16,287,277,638	$12,035,259,729	$9,415,641,846
Average Accounts Outstanding(2)	10,375,297	10,191,375	9,439,373	7,396,292	5,972,913
Gross Principal Losses	$816,491,323	$640,418,783	$525,558,384	$420,612,911	$404,593,750
Gross Principal Losses as an Annualized Percentage of Average Total Receivables Outstanding	4.04%	3.44%	3.23%	3.49%	4.30%
Less: Recoveries	$(123,864,256)	$(108,518,294)	$(75,860,820)	$(72,609,610)	$(77,141,724)
Net Losses	$692,627,067	$531,900,488	$449,697,564	$348,003,301	$327,452,026
Net Losses as an Annualized Percentage of Average Total Receivables Outstanding	3.43%	2.86%	2.76%	2.89%	3.48%
Accounts Experiencing Gross Principal Losses(3)	297,167	239,456	188,050	148,614	144,300
Accounts Experiencing Gross Principal Losses as an Annualized Percentage of Average Accounts Outstanding	2.86%	2.35%	1.99%	2.01%	2.42%
Average Net Loss of Accounts with a Loss	$2,331	$2,221	$2,391	$2,342	$2,269

(1)	Average total receivables outstanding is an average of the monthly average total receivables outstanding for each month in the applicable period; monthly average total receivables outstanding is an average of beginning of the month and end of the month total receivables outstanding.
(2)	Average accounts outstanding is an average of the monthly average accounts outstanding for each month in the applicable period; monthly average accounts outstanding is an average of the beginning of the month and end of the month accounts outstanding.
(3)	Number of accounts that defaulted during the applicable period.

7

Loss Experience of the Approved Portfolio

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012(1)

Average Principal Receivables Outstanding(2)	$19,958,196,882	$18,427,933,837	$16,123,890,463	$11,898,115,172	$9,638,308,208
Average Accounts Outstanding(3)	10,375,297	10,191,375	9,439,373	7,396,292	6,132,546
Gross Principal Losses	$816,491,323	$640,418,783	$525,558,384	$420,612,911	$155,651,631
Gross Principal Losses as an Annualized Percentage of Average Principal Receivables Outstanding	4.09%	3.48%	3.26%	3.54%	3.88%
Less: Recoveries	$(123,864,256)	$(108,518,294)	$(75,860,820)	$(72,609,610)	$(37,952,894)
Net Losses	$692,627,067	$531,900,488	$449,697,564	$348,003,301	$117,698,738
Net Losses as an Annualized Percentage of Average Principal Receivables Outstanding	3.47%	2.89%	2.79%	2.92%	2.93%
Accounts Experiencing Gross Principal Losses(4)	297,167	239,456	188,050	148,614	55,163
Accounts Experiencing Gross Principal Losses as an Annualized Percentage of Average Accounts Outstanding	2.86%	2.35%	1.99%	2.01%	2.16%
Average Net Loss of Accounts with a Loss	$2,331	$2,221	$2,391	$2,342	$2,134

(1)	The percentages for the period ended in December, 2012 are annualized. Annualized figures are not necessarily indicative of actual results for the entire year.
(2)	Average principal receivables outstanding is an average of the monthly average principal receivables outstanding for each month in the applicable period; monthly average principal receivables outstanding is an average of beginning of the month and end of the month principal receivables outstanding.
(3)	Average accounts outstanding is an average of the monthly average accounts outstanding for each month in the applicable period; monthly average accounts outstanding is an average of the beginning of the month and end of the month accounts outstanding.
(4)	Number of accounts that defaulted during the applicable period.

8

Loss Experience of the Trust Portfolio

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012(1)

Average Principal Receivables Outstanding(2)	$7,656,645,541	$7,670,983,571	$5,654,469,638	$3,712,473,090	$1,972,870,276
Average Accounts Outstanding(3)	3,613,448	3,506,570	2,555,981	1,652,225	825,067
Gross Principal Losses	$260,976,743	$252,284,270	$184,955,346	$122,091,936	$24,867,228
Gross Principal Losses as an Annualized Percentage of Average Principal Receivables Outstanding	3.41%	3.29%	3.27%	3.29%	3.03%
Less: Recoveries	$(39,866,206)	$(32,153,423)	$(16,942,456)	$(6,318,168)	$(677,610)
Net Losses	$221,110,537	$220,130,847	$168,012,890	$115,773,768	$24,189,619
Net Losses as an Annualized Percentage of Average Principal Receivables Outstanding	2.89%	2.87%	2.97%	3.12%	2.94%
Accounts Experiencing Gross Principal Losses(4)	71,838	74,663	54,509	36,674	7,231
Accounts Experiencing Gross Principal Losses as an Annualized Percentage of Average Accounts Outstanding	1.99%	2.13%	2.13%	2.22%	2.10%
Average Net Loss of Accounts with a Loss	$3,078	$2,948	$3,082	$3,157	$3,345

(1)	The percentages for the period ended in December, 2012 are annualized. Annualized figures are not necessarily indicative of actual results for the entire year.
(2)	Average principal receivables outstanding is an average of the monthly average principal receivables outstanding for each month in the applicable period; monthly average principal receivables outstanding is an average of beginning of the month and end of the month principal receivables outstanding.
(3)	Average accounts outstanding is an average of the monthly average accounts outstanding for each month in the applicable period; monthly average accounts outstanding is an average of the beginning of the month and end of the month accounts outstanding.
(4)	Number of accounts that defaulted during the applicable period.

Revenue Experience

The following tables set forth the revenue experience for the Approved Portfolio and the Trust Portfolio. Prior to August, 2012, the amount of principal receivables outstanding and collected finance charges and fees could not be determined without unreasonable effort or expense. For the Approved Portfolio, the following tables include revenue experience based on billed finance charges and fees and total receivables outstanding for all the periods as well as revenue experience based on collected finance charges and fees and principal receivables outstanding for periods starting August, 2012. For the Trust Portfolio, the following tables include revenue experience based on collected finance charges and fees and principal receivables outstanding for periods starting August, 2012.

9

Revenue Experience for the Approved Portfolio

	Year Ended

	2016	2015	2014	2013	2012

Average Total Receivables Outstanding(1)	$20,203,057,295	$18,629,875,189	$16,287,277,638	$12,035,259,729	$9,415,641,846
Billed Finance Charges and Fees(2)	$2,917,421,225	$2,536,820,158	$2,077,749,651	$1,589,468,195	$1,268,107,259
Yield from Billed Finance Charges and Fees(3)	14.44%	13.62%	12.76%	13.21%	13.47%
Interchange	$1,100,558,040	$1,114,682,828	$987,374,840	$734,076,507	$560,572,791
Yield from Interchange(3)	5.45%	5.98%	6.06%	6.10%	5.95%
Total Yield	19.89%	19.60%	18.82%	19.31%	19.42%

(1)	Average total receivables outstanding is an average of the monthly average total receivables outstanding for each month in the applicable period; monthly average total receivables outstanding is an average of beginning of the month and end of the month total receivables outstanding.
(2)	Billed finance charges and fees are net of current month manual and default related reversals; billed finance charges and fees include billed monthly periodic rate finance charges, unamortized annual membership fees, late fees, overlimit fees, cash advance fees and other miscellaneous fees.
(3)	Yield is a percentage of the respective yield component divided by the average total receivables outstanding for the applicable period.

Revenue Experience for the Approved Portfolio

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012(1)

Average Principal Receivables Outstanding(2)	$19,958,196,882	$18,427,933,837	$16,123,890,463	$11,898,115,172	$9,638,308,208
Collected Finance Charges and Fees(3)	$2,877,012,347	$2,500,976,575	$2,051,385,746	$1,589,357,229	$550,654,937
Yield from Collected Finance Charges and Fees(4)	14.42%	13.57%	12.72%	13.36%	13.71%
Interchange	$1,100,558,040	$1,114,682,828	$987,374,840	$734,076,507	$246,230,920
Yield from Interchange(4)	5.51%	6.05%	6.12%	6.17%	6.13%
Total Yield	19.93%	19.62%	18.85%	19.53%	19.84%

(1)	The percentages for the period ended in December, 2012 are annualized. Annualized figures are not necessarily indicative of actual results for the entire year.
(2)	Average principal receivables outstanding is an average of the monthly average principal receivables outstanding for each month in the applicable period; monthly average principal receivables outstanding is an average of beginning of the month and end of the month principal receivables outstanding.
(3)	Collected finance charges and fees are actual collections of finance charges and fees; finance charges and fees include monthly periodic rate finance charges, unamortized annual membership fees, late fees, overlimit fees, cash advance fees and other miscellaneous fees.
(4)	Yield is a percentage of the respective yield component divided by the average principal receivables outstanding for the applicable period.

10

Revenue Experience for the Trust Portfolio

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012(1)

Average Principal Receivables Outstanding(2)	$7,656,645,541	$7,670,983,571	$5,654,469,638	$3,712,473,090	$1,972,870,276
Collected Finance Charges and Fees(3)	$1,046,176,048	$1,013,720,353	$733,491,368	$500,403,891	$105,193,225
Yield from Collected Finance Charges and Fees(4)	13.66%	13.21%	12.97%	13.48%	12.80%
Interchange	$412,405,992	$430,751,366	$334,755,959	$232,456,302	$50,769,349
Yield from Interchange(4)	5.39%	5.62%	5.92%	6.26%	6.18%
Total Yield	19.05%	18.83%	18.89%	19.74%	18.97%

(1)	The percentages for the period ended in December, 2012 are annualized. Annualized figures are not necessarily indicative of actual results for the entire year.
(2)	Average principal receivables outstanding is an average of the monthly average principal receivables outstanding for each month in the applicable period; monthly average principal receivables outstanding is an average of beginning of the month and end of the month principal receivables outstanding.
(3)	Collected finance charges and fees are actual collections of finance charges and fees; finance charges and fees include monthly periodic rate finance charges, unamortized annual membership fees, late fees, overlimit fees, cash advance fees and other miscellaneous fees.
(4)	Yield is a percentage of the respective yield component divided by the average principal receivables outstanding for the applicable period.

There can be no assurance that the yield experience for the receivables in the future will be similar to the historical experience set forth above. In addition, revenue from the receivables will depend on the types of fees and charges assessed on the accounts, and could be adversely affected by future changes made by BBD or the servicer in those fees and charges or by other factors. See “Risk Factors”.

The revenue from finance charges and fees for the Approved Portfolio and the Trust Portfolio shown in the above tables are comprised of two primary components: periodic rate finance charges, and fees consisting of unamortized annual membership fees, cash advance fees, late fees, overlimit fees and other miscellaneous fees. See “BBD’s Credit Card Business” for a discussion of the assessment of periodic rate finance charges. If payment rates decline, the balances subject to monthly periodic rate finance charges tend to grow, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally increases. Conversely, if payment rates increase, the balances subject to monthly periodic rate finance charges tend to fall, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally decreases.

11

Payment Rates

The following tables set forth the highest and lowest accountholder monthly payment rates for the Approved Portfolio and the Trust Portfolio during any single month in the periods shown and the average accountholder monthly payment rates for all months during the periods shown.

Prior to August, 2012, the amount of principal receivables outstanding and payments with respect to principal receivables outstanding could not be determined without unreasonable effort or expense. For the Approved Portfolio, the following tables include payment rate experience based on total payments and total receivables outstanding for all the periods as well as payment rate experience based on payments with respect to principal receivables outstanding and principal receivables outstanding periods starting August, 2012. For the Trust Portfolio, the following tables include payment rate experience based on payments with respect to principal receivables outstanding and principal receivables outstanding for the periods starting August, 2012.

Accountholder Monthly Total Payment Rates for the Approved Portfolio(1)

	Year Ended

	2016	2015	2014	2013	2012

Lowest Month	22.56%	24.51%	23.77%	24.82%	24.24%
Highest Month	25.81%	28.52%	28.48%	37.93%	27.34%
Average Total Payment Rate for the Period(2)	24.39%	26.31%	26.61%	27.42%	26.39%

(1)	Monthly total payment rates are total payments received with respect to total receivables during a month divided by the total receivables outstanding at the beginning of such month.
(2)	For each period presented, the average payment rate for the period is calculated as the average of the monthly payment rates during such period.

Accountholder Monthly Principal Payment Rates for the Approved Portfolio(1)

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012

Lowest Month	21.65%	23.65%	23.00%	24.06%	23.54%
Highest Month	24.90%	27.61%	27.63%	36.87%	26.32%
Average Principal Payment Rate for the Period(2)	23.48%	25.46%	25.82%	26.60%	25.32%

(1)	Monthly principal payment rates are principal payments received with respect to principal receivables during a month divided by the principal receivables outstanding at the beginning of such month.
(2)	For each period presented, the average principal payment rate for the period is calculated as the average of the monthly principal payment rates during such period.

12

Accountholder Monthly Principal Payment Rates for the Trust Portfolio(1)

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012

Lowest Month	22.54%	23.51%	22.93%	25.10%	25.53%
Highest Month	25.31%	26.83%	27.48%	29.04%	28.71%
Average Principal Payment Rate for the Period(2)	24.02%	24.96%	26.16%	27.29%	27.35%

(1)	Monthly principal payment rates are principal payments received with respect to principal receivables during a month divided by the principal receivables outstanding at the beginning of such month.
(2)	For each period presented, the average principal payment rate for the period is calculated as the average of the monthly principal payment rates during such period.

The Receivables: Trust Portfolio

As of December 31, 2016:

•	the accounts included $7,761,167,837.29 of principal receivables and $84,688,335.90 of finance charge receivables;
•	the accounts had an average principal receivable balance of $2,168.76 and an average credit limit of $10,477.59;
•	the percentage of the aggregate total receivable balance to the aggregate total credit limit was 20.92%;
•	the average age of the accounts was approximately 78.33 months; and
•	approximately 32.13% of the accounts were assessed a variable rate periodic finance charge and approximately 1.39% were assessed a fixed rate periodic finance charge.(1)

During the month ended December 31, 2016:

•	96.47% of the accounts made at least the minimum payments as of their respective latest statement date, in each case based on the prior month statement minimum payment; and
•	24.84% of the accounts made full payments as of their respective latest statement date, in each case based on the prior month statement outstanding balance.
(1)	Certain accounts have balances on both fixed and floating rate periodic finance charge.

13

The following tables set forth the Trust Portfolio by various criteria as of December 31, 2016. References to “Total Receivables Outstanding” in the following tables include principal receivables and finance charge receivables. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Account Balance

Account Balance Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding

Credit Balance	46,006	1.29%	$(6,031,363)	(0.08)%
Zero Balance	1,302,022	36.38%	$—	0.00%
More than $0 and less than or equal to $1,500.00	988,537	27.62%	$547,221,545	6.97%
$1,500.01 – $5,000.00	732,738	20.48%	$2,143,452,524	27.32%
$5,000.01 – $10,000.00	339,480	9.49%	$2,401,791,378	30.61%
$10,000.01 – $15,000.00	94,246	2.63%	$1,140,661,681	14.54%
$15,000.01 – $20,000.00	40,290	1.13%	$693,182,810	8.84%
Over $20,000.00	35,300	0.99%	$925,577,598	11.80%

TOTAL	3,578,619	100.00%	$7,845,856,173	100.00%

Composition by Credit Limit

Credit Limit Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding

More than $0 and less than or equal to $1,500.00	285,150	7.97%	$117,737,003	1.50%
$1,500.01 – $5,000.00	900,765	25.17%	$919,561,266	11.72%
$5,000.01 – $10,000.00	991,726	27.71%	$1,936,391,240	24.68%
$10,000.01 – $15,000.00	602,265	16.83%	$1,389,000,009	17.70%
$15,000.01 – $20,000.00	360,483	10.07%	$1,112,913,589	14.18%
Over $20,000.00	438,230	12.25%	$2,370,253,066	30.21%

TOTAL	3,578,619	100.00%	$7,845,856,173	100.00%

14

Composition by Account Age

Account Age	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding

Not More than 6 Months	—	—	—	—
Over 6 Months to 12 Months	—	—	—	—
Over 12 Months to 24 Months	56,068	1.57%	$107,408,372	1.37%
Over 24 Months to 36 Months	430,501	12.03%	$855,821,469	10.91%
Over 36 Months to 48 Months	477,502	13.34%	$909,455,201	11.59%
Over 48 Months to 60 Months	523,727	14.63%	$981,978,199	12.52%
Over 60 Months	2,090,821	58.43%	$4,991,192,933	63.62%

TOTAL	3,578,619	100.00%	$7,845,856,173	100.00%

15

Composition by Delinquency Status

Delinquency Status	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding

Current	3,505,880	97.97%	$7,558,951,724	96.34%
1-30 days	32,669	0.91%	$115,353,027	1.47%
31-60 days	12,615	0.35%	$50,299,733	0.64%
61-90 days	9,055	0.25%	$38,036,764	0.48%
91-120 days	7,156	0.20%	$31,873,246	0.41%
121-150 days	6,017	0.17%	$27,539,759	0.35%
151-180 days	5,226	0.15%	$23,775,994	0.30%
180+ days	1	0.00%	$25,925	0.00%

TOTAL	3,578,619	100.00%	$7,845,856,173	100.00%

Composition by Program

Program	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding

LL Bean	725,496	20.27%	$1,213,818,235	15.47%
Apple	775,529	21.67%	$1,120,829,695	14.29%
American Airlines(1)	288,898	8.07%	$858,985,222	10.95%
Upromise	222,557	6.22%	$847,382,785	10.80%
Carnival Cruise Lines	261,517	7.31%	$690,212,805	8.80%
Non Co-Branded	247,993	6.93%	$504,559,144	6.43%
Travel Rewards/Wyndham Hotels	155,626	4.35%	$398,240,821	5.08%
Republic Airways/Frontier Airlines	184,650	5.16%	$333,863,645	4.26%
RCI	100,856	2.82%	$330,895,348	4.22%
BlackCard(2)	57,210	1.60%	$317,458,807	4.05%
Priceline.com	151,026	4.22%	$258,691,258	3.30%
Ameriprise	48,768	1.36%	$198,231,294	2.53%
Choice Hotels International	97,276	2.72%	$188,190,039	2.40%
BlueGreen	63,775	1.78%	$172,600,031	2.20%
NFL Properties	77,253	2.16%	$162,089,386	2.07%
Barnes & Noble	69,522	1.94%	$107,833,657	1.37%
Miles & More/Lufthansa	26,639	0.74%	$80,780,268	1.03%
Princess Cruise Line	20,822	0.58%	$60,111,429	0.77%
Travelocity.com(3)	3,206	0.09%	$1,082,305	0.01%

TOTAL	3,578,619	100.00%	$7,845,856,173	100.00%

(1)	All accounts attributable to American Airlines were originated under the US Airways Group, Inc. loyalty program, but are now re-branded to the American Airlines Group Inc. loyalty program.
(2)	The BlackCard loyalty program was re-branded to Luxury Card loyalty program.
(3)	In connection with the termination of the related co-branded agreement, all accounts and receivables attributable to the Travelocity.com portfolio were converted to and recorded as non-co-branded accounts and receivables upon conversion.

16

Composition by Accountholder Current Billing Address

State or Territory	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding

California	349,913	9.78%	$704,235,033	8.98%
New York	301,496	8.42%	$643,776,734	8.21%
Florida	239,349	6.69%	$527,330,986	6.72%
Texas	202,097	5.65%	$467,902,792	5.96%
Pennsylvania	200,142	5.59%	$465,772,908	5.94%
Massachusetts	162,959	4.55%	$339,480,093	4.33%
New Jersey	145,588	4.07%	$324,680,320	4.14%
North Carolina	124,513	3.48%	$319,252,755	4.07%
Virginia	111,415	3.11%	$265,582,050	3.38%
Colorado	125,468	3.51%	$248,558,951	3.17%
Other States	1,615,679	45.15%	$3,539,283,551	45.11%

TOTAL	3,578,619	100.00%	$7,845,856,173	100.00%

Since the largest number of accountholders by Total Receivables Outstanding (based on current billing addresses) whose accounts were included in the trust as of December 31, 2016 were in CA, adverse economic conditions affecting accountholders residing in these areas could affect timely payment by the related accountholders of amounts due on the accounts and, accordingly, the actual rates of delinquencies and losses with respect to the Trust Portfolio.

The following table sets forth the Trust Portfolio by FICO®* score. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. BBD obtains, to the extent available, FICO® scores at the origination of each account and periodically thereafter. In the following table, Total Receivables Outstanding are determined as of December 31, 2016, and FICO® scores are determined during the month of December 2016. References to “Total Receivables Outstanding” in the following table include both finance charge receivables and principal receivables. Because the future composition of the Trust Portfolio may change over time, the table is not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future. FICO® scores may change over time, depending on the conduct of the accountholder and changes in credit score technology.

* FICO® is a federally registered servicemark of Fair, Isaac & Company.

17

Composition by FICO® Score(1)

FICO Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding

No Score	324,532	9.07%	$15,378,952	0.20%
Less than 600	108,994	3.05%	$309,943,908	3.95%
600-659	272,579	7.62%	$808,693,825	10.31%
660-719	667,566	18.65%	$2,382,446,761	30.37%
720-749	382,582	10.69%	$1,356,616,705	17.29%
750 and above	1,822,366	50.92%	$2,972,776,022	37.89%

TOTAL	3,578,619	100.00%	$7,845,856,173	100.00%

(1)	The FICO® scores set forth in this table are Trans Union FICO® Version 98.

Data from an independent credit reporting agency, such as FICO® score, is one of several factors that may be used by BBD in its credit scoring system to assess the credit risk associated with each applicant. See “BBD’s Credit Card Business – Underwriting and Account Management Procedures”. Additionally, FICO® scores are based on independent third party information, the accuracy of which cannot be verified. FICO® scores should not necessarily be relied upon as a meaningful predictor of the performance of the receivables in the Trust Portfolio.

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Static Pool Information

The following tables set forth the static pool information regarding the performance of the receivables in the Approved Portfolio and the Trust Portfolio. The tables include static pool information for loss experience, delinquency experience, revenue experience and payment rate experience. Due to the nature of the underlying pool assets, where the credit lines of the Obligors are constantly revolving, the following tables do not include information relating to (i) prepayments, because the concept of prepayments is not an applicable consideration for this asset class beyond payment rate data, which is provided, or (ii) standardized credit scores, because credit decisions are being made on an ongoing basis based on continuously evolving Obligor credit scores.

The composition of the Trust Portfolio is expected to change over time as credit card accounts arising in co-branded and non co-branded programs that are not already part of the Trust Portfolio may be added to the Trust Portfolio or credit card accounts arising in co-branded and non co- branded programs that are already part of the Trust Portfolio may be removed from the Trust Portfolio in the future. The composition of the Approved Portfolio may change over time as additional portfolios, upon satisfaction of the note rating agency condition, may become part of the Approved Portfolio and portfolios that are already part of the Approved Portfolio may be removed from the Approved Portfolio in the future.

The performance data is grouped by year of origination of the accounts. Performance data for origination years prior to 2007 has been combined under the performance data for origination year 2007 as performance data for origination years prior to 2007 could not be obtained separately without unreasonable effort or expense. There can be no assurance that the performance of receivables in the future will be similar to the historical performance set forth below. The date of origination of an account is generally the date on which the account is opened and when an account number is assigned to the account.

The following tables set forth the delinquency experience of the Approved Portfolio and the Trust Portfolio for each of the periods shown below by origination years. The delinquency rate is a percentage of the total amount of receivables which were more than 30 days delinquent divided by the total receivables outstanding as of the end of the period. For each account included in the Trust Portfolio, performance data is based on the account’s performance on and after the date on which such account was added to the Trust Portfolio.

30+ Delinquency Rate for the Approved Portfolio

	At Year End

	2016	2015	2014	2013	2012

2016 Originations	2.72%	0.00%	0.00%	0.00%	0.00%
2015 Originations	4.45%	2.52%	0.00%	0.00%	0.00%
2014 Originations	3.65%	2.91%	1.58%	0.00%	0.00%
2013 Originations	3.30%	2.96%	2.64%	0.97%	0.00%
2012 Originations	2.90%	2.52%	2.57%	2.29%	0.96%
2011 Originations	2.48%	2.21%	2.29%	2.39%	2.23%
2010 Originations	1.78%	1.61%	1.67%	1.73%	1.76%
2009 Originations	1.61%	1.61%	1.72%	1.76%	1.92%
2008 Originations	1.75%	1.69%	1.97%	2.16%	2.52%
2007 and Older Originations	1.89%	1.85%	2.21%	2.54%	3.31%

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30+ Delinquency Rate for the Trust Portfolio

	At Year End

	2016	2015	2014	2013	2012

2016 Originations	0.00%	0.00%	0.00%	0.00%	0.00%
2015 Originations	3.61%	2.41%	0.00%	0.00%	0.00%
2014 Originations	3.54%	2.98%	2.15%	0.00%	0.00%
2013 Originations	3.09%	2.95%	2.67%	1.94%	0.00%
2012 Originations	2.73%	2.50%	2.67%	2.56%	1.57%
2011 Originations	2.50%	2.20%	2.32%	2.46%	2.53%
2010 Originations	1.77%	1.52%	1.62%	1.79%	1.72%
2009 Originations	1.47%	1.48%	1.56%	1.59%	1.77%
2008 Originations	1.27%	1.23%	1.41%	1.48%	1.62%
2007 and Older Originations	1.55%	1.50%	1.76%	2.09%	2.30%

The following tables set forth the loss experience of the Approved Portfolio and the Trust Portfolio for each of the periods shown below by origination years. The net loss rate is a percentage of the total amount of charged-off principal receivables net of any recoveries divided by either the average total receivables outstanding or the average principal receivables outstanding, as applicable, in that period. Certain figures are annualized and are not indicative of actual results for the entire year.

Prior to August, 2012, principal receivables outstanding could not be obtained without unreasonable effort or expense. For the Approved Portfolio, the following tables include loss experience based on average total receivables outstanding for all the periods as well as the loss experience based on average principal receivables outstanding for periods starting August, 2012. For the Trust Portfolio, the following tables include loss experience based on average principal receivables outstanding for periods starting August, 2012.

For each account comprising the Trust Portfolio, performance data is based on the account’s performance on and after the date on which such account was added to the Trust Portfolio.

Net Loss Rate for the Approved Portfolio(1)

	Year Ended

	2016	2015	2014	2013	2012

2016 Originations	1.36%	0.00%	0.00%	0.00%	0.00%
2015 Originations	5.23%	1.19%	0.00%	0.00%	0.00%
2014 Originations	4.57%	3.33%	0.84%	0.00%	0.00%
2013 Originations	4.02%	3.88%	2.62%	0.64%	0.00%
2012 Originations	3.50%	3.34%	3.45%	2.40%	0.44%
2011 Originations	2.93%	2.87%	3.23%	3.09%	1.97%
2010 Originations	2.35%	2.31%	2.58%	2.67%	2.60%
2009 Originations	2.47%	2.42%	2.74%	2.86%	3.27%
2008 Originations	2.46%	2.48%	2.97%	3.20%	3.67%
2007 and Older Originations	2.37%	2.47%	2.95%	3.37%	4.41%

(1)	Denominator is Average Total Receivables Outstanding

20

Net Loss Rate for the Approved Portfolio(1)

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012

2016 Originations	1.37%	0.00%	0.00%	0.00%	0.00%
2015 Originations	5.30%	1.20%	0.00%	0.00%	0.00%
2014 Originations	4.64%	3.37%	0.85%	0.00%	0.00%
2013 Originations	4.09%	3.94%	2.64%	0.64%	0.00%
2012 Originations	3.54%	3.39%	3.50%	2.43%	0.63%
2011 Originations	2.96%	2.90%	3.26%	3.14%	2.61%
2010 Originations	2.37%	2.33%	2.60%	2.69%	2.63%
2009 Originations	2.49%	2.44%	2.76%	2.89%	3.08%
2008 Originations	2.48%	2.50%	3.00%	3.24%	3.05%
2007 and Older Originations	2.39%	2.49%	2.98%	3.41%	3.54%

(1)	Denominator is Average Principal Receivables Outstanding

Net Loss Rate for the Trust Portfolio(1)

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012

2016 Originations	0.00%	0.00%	0.00%	0.00%	0.00%
2015 Originations	4.25%	2.20%	0.00%	0.00%	0.00%
2014 Originations	4.55%	3.76%	2.20%	0.00%	0.00%
2013 Originations	3.97%	4.07%	3.25%	1.54%	0.00%
2012 Originations	3.46%	3.51%	3.82%	2.88%	0.90%
2011 Originations	3.04%	3.15%	3.51%	3.57%	3.06%
2010 Originations	2.30%	2.49%	2.79%	3.10%	2.87%
2009 Originations	2.30%	2.35%	2.68%	2.97%	2.98%
2008 Originations	1.93%	2.05%	2.39%	2.70%	2.57%
2007 and Older Originations	2.14%	2.40%	2.83%	3.46%	3.73%

(1)	Denominator is Average Principal Receivables Outstanding

The following tables set forth the revenue experience of the Approved Portfolio and the Trust Portfolio for each of the periods shown below by origination years. The billed yield is a percentage of the billed finance charges and fees net of current month manual and default related reversals divided by the average total receivables outstanding in that period. The cash yield is a percentage of the collected finance charges and fees divided by the average principal receivables outstanding in that period. Certain figures are annualized and are not indicative of actual results for the entire year.

Prior to August, 2012, principal receivables outstanding and collected finance charges and fees could not be obtained without unreasonable effort or expense. For the Approved Portfolio, the following tables include revenue experience based on billed finance charges and fees and average total receivables outstanding for all the periods as well as the revenue experience based on collected finance charges and fees and average principal receivables outstanding for periods starting August, 2012. For the Trust Portfolio, the following tables include revenue experience based on collected finance charges and fees and average principal receivables outstanding for periods starting August, 2012.

For each account comprising the Trust Portfolio, performance data is based on the account’s performance on and after the date on which such account was added to the Trust Portfolio.

21

Billed Yield for the Approved Portfolio(1)

	Year Ended

	2016	2015	2014	2013	2012

2016 Originations	19.97%	0.00%	0.00%	0.00%	0.00%
2015 Originations	20.58%	21.80%	0.00%	0.00%	0.00%
2014 Originations	22.18%	20.56%	21.87%	0.00%	0.00%
2013 Originations	21.59%	22.79%	18.95%	21.36%	0.00%
2012 Originations	20.96%	20.99%	21.25%	21.53%	22.52%
2011 Originations	19.70%	19.56%	19.58%	20.96%	20.96%
2010 Originations	17.72%	17.41%	17.31%	18.04%	18.11%
2009 Originations	16.84%	16.52%	16.42%	16.97%	17.45%
2008 Originations	16.99%	16.79%	16.84%	17.25%	17.69%
2007 and Older Originations	18.42%	18.28%	18.37%	19.55%	20.33%

(1)	Denominator is Average Total Receivables Outstanding

Cash Yield for the Approved Portfolio(1)

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012

2016 Originations	17.86%	0.00%	0.00%	0.00%	0.00%
2015 Originations	19.71%	20.20%	0.00%	0.00%	0.00%
2014 Originations	22.47%	19.99%	19.72%	0.00%	0.00%
2013 Originations	22.12%	22.96%	18.30%	19.33%	0.00%
2012 Originations	21.20%	21.39%	21.88%	20.83%	18.64%
2011 Originations	19.95%	19.91%	20.01%	21.79%	22.27%
2010 Originations	17.91%	17.66%	17.59%	18.47%	18.30%
2009 Originations	17.02%	16.77%	16.70%	17.33%	18.00%
2008 Originations	17.19%	17.09%	17.20%	17.72%	18.30%
2007 and Older Originations	18.67%	18.64%	18.81%	20.22%	21.21%

(1)	Denominator is Average Principal Receivables Outstanding

Cash Yield for the Trust Portfolio(1)

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012

2016 Originations	0.00%	0.00%	0.00%	0.00%	0.00%
2015 Originations	20.70%	16.65%	0.00%	0.00%	0.00%
2014 Originations	21.64%	19.42%	17.92%	0.00%	0.00%
2013 Originations	21.13%	22.19%	19.16%	14.96%	0.00%
2012 Originations	20.61%	20.79%	21.70%	21.23%	14.51%
2011 Originations	19.71%	19.72%	20.11%	21.88%	21.39%
2010 Originations	17.82%	17.63%	17.67%	18.20%	17.27%
2009 Originations	17.31%	16.99%	17.12%	18.18%	18.62%
2008 Originations	17.17%	17.06%	17.44%	18.19%	17.96%
2007 and Older Originations	17.79%	17.93%	18.90%	20.48%	20.48%

(1)	Denominator is Average Principal Receivables Outstanding

22

The following tables set forth the payment rate experience for the Approved Portfolio and the Trust Portfolio for each of the periods shown below by origination years. The total payment rate is an average of the monthly total payment rates in the applicable period. The monthly total payment rate is a percentage of total payments received during a month divided by the beginning of the month total receivables outstanding. The principal payment rate is an average of the monthly principal payment rates in the applicable period. The monthly principal payment rate is a percentage of principal payments received during a month with respect to the principal receivables divided by the beginning of the month principal receivables outstanding.

Prior to August, 2012, principal receivables outstanding and payments with respect to principal receivables outstanding could not be obtained without unreasonable effort or expense. For the Approved Portfolio, the following tables include payment rate experience based on total payments and total receivables outstanding for all the periods as well as the payment rate experience based on payments with respect to principal receivables outstanding and principal receivables outstanding for periods starting August, 2012. For the Trust Portfolio, the following tables include payment rate experience based on payments with respect to principal receivables outstanding and principal receivables outstanding for periods starting August, 2012.

For each account comprising the Trust Portfolio, performance data is based on the account’s performance on and after the date on which such account was added to the Trust Portfolio.

Monthly Total Payment Rate for the Approved Portfolio

	Year Ended

	2016	2015	2014	2013	2012

2016 Originations	25.08%	0.00%	0.00%	0.00%	0.00%
2015 Originations	23.50%	34.16%	0.00%	0.00%	0.00%
2014 Originations	25.51%	29.59%	34.49%	0.00%	0.00%
2013 Originations	23.43%	26.15%	29.10%	33.97%	0.00%
2012 Originations	21.72%	22.92%	24.44%	30.89%	32.90%
2011 Originations	22.76%	23.60%	24.51%	27.12%	29.81%
2010 Originations	27.32%	27.60%	28.01%	28.49%	26.73%
2009 Originations	22.64%	22.85%	23.14%	23.98%	23.98%
2008 Originations	26.03%	25.91%	25.86%	26.08%	25.98%
2007 and Older Originations	25.13%	25.28%	25.27%	26.37%	25.49%

Monthly Principal Payment Rate for the Approved Portfolio

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012

2016 Originations	24.57%	0.00%	0.00%	0.00%	0.00%
2015 Originations	22.63%	33.73%	0.00%	0.00%	0.00%
2014 Originations	24.53%	28.84%	34.09%	0.00%	0.00%
2013 Originations	22.37%	25.16%	28.39%	33.51%	0.00%
2012 Originations	20.63%	21.83%	23.40%	30.06%	30.90%
2011 Originations	21.77%	22.62%	23.56%	26.17%	27.09%
2010 Originations	26.55%	26.83%	27.27%	27.70%	25.16%
2009 Originations	21.83%	22.05%	22.36%	23.17%	22.73%
2008 Originations	25.28%	25.15%	25.11%	25.32%	25.07%
2007 and Older Originations	24.29%	24.44%	24.44%	25.49%	24.37%

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Monthly Principal Payment Rate for the Trust Portfolio

	Year Ended 2016	Year Ended 2015	Year Ended 2014	Year Ended 2013	Five Month Period Ended December, 2012

2016 Originations	0.00%	0.00%	0.00%	0.00%	0.00%
2015 Originations	23.03%	26.75%	0.00%	0.00%	0.00%
2014 Originations	20.67%	24.27%	28.17%	0.00%	0.00%
2013 Originations	20.33%	22.44%	26.16%	28.07%	0.00%
2012 Originations	20.67%	21.63%	23.32%	27.81%	27.39%
2011 Originations	20.84%	21.59%	22.53%	24.31%	25.71%
2010 Originations	26.98%	27.17%	27.36%	25.61%	24.42%
2009 Originations	23.41%	23.49%	23.94%	25.09%	25.37%
2008 Originations	31.11%	30.87%	31.00%	30.72%	30.57%
2007 and Older Originations	25.25%	25.51%	26.27%	27.40%	27.56%

24